Exhibit 20.23

	>CAPITAL ONE MASTER TRUST
	>Trust Excess Spread Analysis
	>Jul-03
Card Trust			COMT 96-3	COMT 98-1
Deal Size			$500MM	$591MM
Expected Maturity(Class A):			1/15/2004	4/15/2008

Portfolio Yield			19.43%	19.43%
LESS:	(Wt Avg) Coupon		1.24%	6.03%
	SVC Fees		1.50%	1.50%
	Net Charge-Offs		4.74%	4.74%

Excess Spread:		Jul-03	11.96%	7.17%
		Jun-03	10.98%	6.40%
		May-03	10.66%	6.00%
3-Mo Avg Excess Spread			11.20%	6.52%

Delinquents:	30 to 59 days		1.59%	1.59%
	60 to 89 days		1.15%	1.15%
	90+ days		2.33%	2.33%
Gross Monthly Payment Rate			17.36%	17.36%

	>CAPITAL ONE MASTER TRUST
	>Trust Excess Spread Analysis
	>Jul-03
Card Trust			COMT 98-4	COMT 99-1
Deal Size			$750MM	$625MM
Expected Maturity(Class A):			11/15/2003	05/15/2004

Portfolio Yield			19.43%	19.43%
LESS:	(Wt Avg) Coupon		4.91%	1.72%
	SVC Fees		1.50%	1.50%
	Net Charge-Offs		4.74%	4.74%

Excess Spread:		Jul-03	8.29%	11.48%
		Jun-03	7.53%	10.46%
		May-03	7.09%	10.22%
3-Mo Avg Excess Spread			7.64%	10.72%

Delinquents:	30 to 59 days		1.59%	1.59%
	60 to 89 days		1.15%	1.15%
	90+ days		2.33%	2.33%
Gross Monthly Payment Rate			17.36%	17.36%

	>CAPITAL ONE MASTER TRUST
	>Trust Excess Spread Analysis
	>Jul-03
Card Trust			COMT 99-3	COMT 00-2
Deal Size			$500MM	$750MM
Expected Maturity(Class A):			7/17/2006	06/15/2005

Portfolio Yield			19.43%	19.43%
LESS:	(Wt Avg) Coupon		1.88%	7.26%
	SVC Fees		1.50%	2.00%
	Net Charge-Offs		4.74%	4.74%

Excess Spread:		Jul-03	11.32%	5.43%
		Jun-03	10.29%	4.66%
		May-03	10.06%	4.28%
3-Mo Avg Excess Spread			10.56%	4.79%

Delinquents:	30 to 59 days		1.59%	1.59%
	60 to 89 days		1.15%	1.15%
	90+ days		2.33%	2.33%
Gross Monthly Payment Rate			17.36%	17.36%

	>CAPITAL ONE MASTER TRUST
	>Trust Excess Spread Analysis
	>Jul-03
Card Trust			COMT 00-3	COMT 00-4
Deal Size			$1000MM	$1200MM
Expected Maturity(Class A):			08/15/2007	10/17/2005

Portfolio Yield			19.43%	19.43%
LESS:	(Wt Avg) Coupon		1.90%	5.82%
	SVC Fees		2.00%	2.00%
	Net Charge-Offs		4.74%	4.74%

Excess Spread:		Jul-03	10.80%	6.88%
		Jun-03	9.78%	6.11%
		May-03	9.55%	5.67%
3-Mo Avg Excess Spread			10.04%	6.22%

Delinquents:	30 to 59 days		1.59%	1.59%
	60 to 89 days		1.15%	1.15%
	90+ days		2.33%	2.33%
Gross Monthly Payment Rate			17.36%	17.36%

	>CAPITAL ONE MASTER TRUST
	>Trust Excess Spread Analysis
	>Jul-03
Card Trust			COMT 00-5	COMT 01-1
Deal Size			$1250MM	$1200MM
Expected Maturity(Class A):			10/15/2003	2/15/2008

Portfolio Yield			19.43%	19.43%
LESS:	(Wt Avg) Coupon		5.73%	1.36%
	SVC Fees		2.00%	2.00%
	Net Charge-Offs		4.74%	4.74%

Excess Spread:		Jul-03	6.97%	11.34%
		Jun-03	6.20%	10.36%
		May-03	5.76%	10.04%
3-Mo Avg Excess Spread			6.31%	10.58%

Delinquents:	30 to 59 days		1.59%	1.59%
	60 to 89 days		1.15%	1.15%
	90+ days		2.33%	2.33%
Gross Monthly Payment Rate			17.36%	17.36%

	>CAPITAL ONE MASTER TRUST
	>Trust Excess Spread Analysis
	>Jul-03
Card Trust			COMT 01-2	COMT 01-3
Deal Size			$1200MM	$750MM
Expected Maturity(Class A):			3/15/2006	5/15/2006

Portfolio Yield			19.43%	19.43%
LESS:	(Wt Avg) Coupon		4.88%	4.91%
	SVC Fees		2.00%	2.00%
	Net Charge-Offs		4.74%	4.74%

Excess Spread:		Jul-03	7.82%	7.79%
		Jun-03	7.05%	7.03%
		May-03	6.61%	6.59%
3-Mo Avg Excess Spread			7.16%	7.14%

Delinquents:	30 to 59 days		1.59%	1.59%
	60 to 89 days		1.15%	1.15%
	90+ days		2.33%	2.33%
Gross Monthly Payment Rate			17.36%	17.36%

	>CAPITAL ONE MASTER TRUST
	>Trust Excess Spread Analysis
	>Jul-03
Card Trust			COMT 01-4	COMT 01-5
Deal Size			$1000MM	$1000MM
Expected Maturity(Class A):			6/15/2004	8/15/2006

Portfolio Yield			19.43%	19.43%
LESS:	(Wt Avg) Coupon		1.32%	4.78%
	SVC Fees		2.00%	2.00%
	Net Charge-Offs		4.74%	4.74%

Excess Spread:		Jul-03	11.37%	7.92%
		Jun-03	10.25%	7.15%
		May-03	10.04%	6.72%
3-Mo Avg Excess Spread			10.56%	7.26%

Delinquents:	30 to 59 days		1.59%	1.59%
	60 to 89 days		1.15%	1.15%
	90+ days		2.33%	2.33%
Gross Monthly Payment Rate			17.36%	17.36%

	>CAPITAL ONE MASTER TRUST
	>Trust Excess Spread Analysis
	>Jul-03
Card Trust			COMT 01-6	COMT 01-7
Deal Size			$1300MM	$1000MM
Expected Maturity(Class A):			8/15/2008	10/15/2004

Portfolio Yield			19.43%	19.43%
LESS:	(Wt Avg) Coupon		1.72%	3.56%
	SVC Fees		2.00%	2.00%
	Net Charge-Offs		4.74%	4.74%

Excess Spread:		Jul-03	10.98%	9.14%
		Jun-03	9.97%	8.37%
		May-03	9.72%	7.94%
3-Mo Avg Excess Spread			10.22%	8.48%

Delinquents:	30 to 59 days		1.59%	1.59%
	60 to 89 days		1.15%	1.15%
	90+ days		2.33%	2.33%
Gross Monthly Payment Rate			17.36%	17.36%

	>CAPITAL ONE MASTER TRUST
	>Trust Excess Spread Analysis
	>Jul-03
Card Trust			COMT 01-8	COMT 02-1
Deal Size			$1000MM	$985MM
Expected Maturity(Class A):			10/16/2006	1/15/2009

Portfolio Yield			19.43%	19.43%
LESS:	(Wt Avg) Coupon		4.21%	1.39%
	SVC Fees		2.00%	2.00%
	Net Charge-Offs		4.74%	4.74%

Excess Spread:		Jul-03	8.49%	11.31%
		Jun-03	7.73%	10.33%
		May-03	7.29%	10.01%
3-Mo Avg Excess Spread			7.83%	10.55%

Delinquents:	30 to 59 days		1.59%	1.59%
	60 to 89 days		1.15%	1.15%
	90+ days		2.33%	2.33%
Gross Monthly Payment Rate			17.36%	17.36%

	>CAPITAL ONE MASTER TRUST
	>Trust Excess Spread Analysis
	>Jul-03
Card Trust			COMT 02-2	COMT 02-3
Deal Size			$620MM	$1350MM
Expected Maturity(Class A):			3/15/2007	4/15/2005

Portfolio Yield			19.43%	19.43%
LESS:	(Wt Avg) Coupon		1.32%	1.56%
	SVC Fees		2.00%	2.00%
	Net Charge-Offs		4.74%	4.74%

Excess Spread:		Jul-03	11.38%	11.14%
		Jun-03	10.40%	10.14%
		May-03	10.08%	9.88%
3-Mo Avg Excess Spread			10.62%	10.39%

Delinquents:	30 to 59 days		1.59%	1.59%
	60 to 89 days		1.15%	1.15%
	90+ days		2.33%	2.33%
Gross Monthly Payment Rate			17.36%	17.36%

	>CAPITAL ONE MASTER TRUST
	>Trust Excess Spread Analysis
	>Jul-03
Card Trust			COMT 02-4
Deal Size			$750MM
Expected Maturity(Class A):			5/15/2007

Portfolio Yield			19.43%
LESS:	(Wt Avg) Coupon		4.48%
	SVC Fees		2.00%
	Net Charge-Offs		4.74%

Excess Spread:		Jul-03	8.22%
		Jun-03	7.45%
		May-03	7.02%
3-Mo Avg Excess Spread			7.56%

Delinquents:	30 to 59 days		1.59%
	60 to 89 days		1.15%
	90+ days		2.33%
Gross Monthly Payment Rate			17.36%

>CAPITAL ONE MASTER TRUST

(*) This material is for informational purposes only and is not an offer of securities for sale in the United States. These securities will not be and have not been registered under the Securities Act of
1933 and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements.

Capital One Master Trust performance statistics are also available at the
Capital One web site:
http://www.capitalone.com/about/invest/financials/abs.shtml